                                                                EXHIBIT 23.4


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated January 30, 1998 appearing on page 34 of Omnicare, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse LLP


Price Waterhouse LLP
Cincinnati, Ohio
May 26, 1998